John Hancock Funds

                                  Patriot
                                  Global
                                 Dividend
                                   Fund

                            SEMI-ANNUAL REPORT

                              January 31, 1997


TRUSTEES

Edward J. Boudreau, Jr.
James F. Carlin*
William H. Cunningham*
Charles F. Fretz*
Harold R. Hiser, Jr.*
Anne C. Hodsdon
Charles L. Ladner*
Leo E. Linbeck, Jr.*
Patricia P. McCarter*
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)*
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

INVESTMENT SUB-ADVISER

John Hancock Advisers International Limited
34 Dover Street
London, England W1X3RA

CUSTODIAN AND TRANSFER AGENT
FOR COMMON SHAREHOLDERS

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT FOR DARTS

The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

Listed: New York Stock Exchange Symbol: PGD
John Hancock Closed-End Funds: 1-800-843-0090


A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Most analysts agree that the Social Security system will run out of money by the year 2030 unless Congress makes some changes. Although it seems a long way off, the issue is serious enough that at least one group has already studied the problem, and experts and politicians alike have weighed in with a slew of prescriptions. Legislative action could be in the offing in 1997.

The problem stems from demographic and societal changes. The number of retirees collecting Social Security is growing rapidly, while the number of workers supporting the system is shrinking. Consider this: in 1950, there were 16 workers paying into the Social Security system for each retiree collecting benefits. Today, there are three workers for each retiree and by 2019 there will be two. Starting then, the Social Security Administration estimates that the amount paid out in Social Security benefits will start to be greater than the amount collected in Social Security taxes. Compounding the issue is the fact that people are retiring earlier and living longer.

The state of the system has already left many people, especially younger and middle-aged workers, feeling insecure about Social Security. A recent survey by the Employee Benefits Research Institute (EBRI) found that 79% of current workers polled had little confidence in the ability of Social Security to maintain the same level of benefits as those received by today's retirees. Instead, they said they expect to use their own savings or employer-sponsored pensions for their retirement. Yet, remarkably, another EBRI survey revealed that only slightly more than half of America's current workers are saving money for retirement. Fewer than half own IRAs or participate in employer-sponsored pension or savings plans.

No matter how Social Security's problems get solved, one thing is clear. Americans need to rely on themselves for accumulating the bulk of their retirement savings. There's no law that says you should have to reduce your standard of living once you stop working. So we encourage you to save all that you can now, so you can live the way you'd like to later.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER


BY GREGORY K. PHELPS FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Patriot Global
Dividend Fund

Market volatility keeps investors on edge;
defensive strategy remains intact

The ups and downs continued for income investors during the past six months. Early in the period, worries about inflation and a runaway economy kept long-term bond yields hovering around their 7% highs for the year -- and prices at their lows. Then in September, investors' fears dissipated as economic reports showed that growth was moderating and inflation was still under control. The good news sparked a bond market rally, which drove bond yields back down to 6.4% by the end of November.

Market jitters, however, cut the rally short in December, pushing the 30-year Treasury back up to 6.64% by year-end. With stronger economic indicators -- such as housing starts -- once again rekindling fears of inflation and a possible interest-rate hike by the Federal Reserve Bank, bonds remained under pressure throughout January. The 30-year Treasury bond ended the period with a yield of 6.8%.

"The ups
and downs
continued
for income
investors
during the
past six
months."

A 2 1/4" x 3 1/2" photo of the Patriot management team, bottom right. Caption reads: "The Patriot Global Dividend Fund management team: (l-r) Beverly Cleathero, Gregory Phelps and Laura Provost."

Defensive strategy protects against market volatility

To protect against the volatile interest-rate environment, we maintained our defensive strategy throughout the period. As always, our primary focus remained on preferred stocks -- which comprised more than 80% of the Fund's assets. Because they tend to be less volatile, preferred stocks weathered the market's volatility better than common stocks and Treasuries. In particular, our strong emphasis on "cushion" preferreds paid off. Their above-average yields helped cushion the Fund against price swings.

A pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into five sections. Going from top left to right: Other 2%, Utilities 33%, Oil & Gas 13%, Banks & Financials 41%, Industrials 11%. A footnote states: "As a percentage of net assets on January 31, 1997."

"...we
continued
to target
issues with
good call
protection..."

A secondary focus was on preferred stocks eligible for the dividends-received deduction (DRD). DRD-eligible securities offer special tax advantages to corporations. The supply of DRDs has become increasingly limited, while demand has remained unusually strong. The result has been rapidly rising prices. After the Federal Reserve's October announcement giving banks more flexibility to issue non-DRD securities, we're likely to see that upward trend continue. Finally, we continued to target issues with good call protection -- a feature which prevents issuers from redeeming bonds for a set period of time. The advantage of strong call protection is that it allows the Fund to lock in attractive yields, especially on the cushion preferreds.

Table entitled "Scorecard" at bottom left hand column. The header for the left column is "Investment" the header for the right column is "Recent performance...and what's behind the numbers." The first listing is "El Paso Tennessee Pipeline" followed by an up arrow and the phrase "Attractive merger with El Paso Natural Gas". The second listing is "MBNA" followed by an up arrow and the phrase "Improving credit profile." The third listing is "Central Maine Power" followed by a down arrow and the phrase "High costs/nuclear plant problems." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."

Overall, this defensive strategy helped John Hancock Patriot Global Dividend Fund post solid gains, even in a volatile market environment. For the six months ended January 31, 1997, the Fund posted a total return of 9.78% at net asset value. By comparison, the 30-year Treasury bond only returned 4.10%. Because of its small weighting in utility stocks, however, the Fund underperformed the Dow Jones Utility Average, which returned 16.38% for the same period.

Utilities

We've trimmed our utility holdings to 33% of the Fund's assets, from 38% six months ago. Although utility stocks bounced back with the bond market's fall rally, other factors kept the group under pressure during the period. Fears of increased industry competition heated up as regulators started to push more aggressively for lower utility rates. What's more, increasing problems at nuclear plants dimmed investor sentiment.

Central Maine Power, for example, was a disappointment. Not only is this high-cost producer vulnerable to increasing competition, but its nuclear plant is experiencing operating troubles. The good news, however, is that the security offers an attractive yield and DRD-eligibility. In addition, it's trading at a discount and will likely be redeemed at face value in the next few years. Given that, we've held our position in the stock.

Not all utility stocks were short-circuited, however. Boston Edison, for example, shone brightly. In addition to its solid relationship with state regulators, the company has strengthened its balance sheet and formed key strategic alliances with telecommunications and natural gas companies.


Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote "For the six months ended January 31, 1997." The chart is scaled in increments of 3% from top to bottom with 18% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 9.78% total return for John Hancock Patriot Global Dividend Fund. The second represents the 4.10% total return for the 30-year Treasury Bond. The third represents the 16.38% total return for the Dow Jones Utility Average. Footnote below reads: "The total return for John Hancock Patriot Global Dividend Fund is at net asset value with all distributions reinvested. The Dow Jones Utility Average is an unmanaged index which measures the performance of the utility industry in the United States."

Financials

Financial stocks -- such as banks, insurance companies, brokerage firms and leasing companies -- totaled 41% of the Fund's assets at the end of the period. Top performers included Fleet Financial and MBNA. Fleet Financial, a Boston-based bank, boasts 10 years of call protection and DRD-eligibility. The Fed's October announcement (as mentioned above) gave the stock an extra boost. MBNA, one of the largest credit card issuers, is also DRD-eligible with five years of call protection. On top of that, decreasing concerns about default risk have fueled the stock's performance over the last six months.

Industrials: Focus on oil and gas

In the industrial area, our focus has been on opportunities in oil and gas. With prices likely to remain stable or increase, we're optimistic about the prospects for the sector. We recently bought a new issue from Tenneco which represents the merger between Tenneco's and El Paso's natural gas operations. Not only is the issue DRD-eligible, but it offers an attractive 8.25% coupon and five years of call protection. Another favorite is Coastal Corp. an oil/gas exploration and refining company. On top of its attractive yield, good call protection and DRD eligibility, the issue recently received a credit upgrade from the Standard & Poor's rating agency.

Outlook

Looking ahead, we do not believe that the volatility is necessarily over. Fears of an overheating economy could surface again easily and quickly. Although inflation isn't likely to be a big problem, we wouldn't be surprised if the Federal Reserve lifted short-term rates to keep the economy and inflation in check. With uncertainty still looming over the market, the Fund will maintain its defensive posture in the months ahead. We will keep our focus on DRD-eligible preferreds, which will allow the Fund to continue to benefit from their growing scarcity. In addition, we will keep our emphasis on cushion preferreds with good call protection. Overall, this defensive strategy should allow the Fund to maximize yield, while preserving its net asset value.

"...we do not
believe that
the volatility
is necessarily
over."

Footnote reads:
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.


FINANCIAL STATEMENTS

John Hancock Funds - Patriot Global Dividend Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on January 31, 1997. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
January 31, 1997 (Unaudited)
----------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Preferred stocks (cost - $140,932,620)                          $145,085,237
Common stocks (cost - $27,979,418)                                29,048,120
Short-term investments (cost - $2,236,033)                         2,236,033
                                                                ------------
                                                                 176,369,390
Dividends receivable                                                 824,845
Deferred organization expenses - Note A                                5,210
Other assets                                                          26,718
                                                                ------------
Total Assets                                                     177,226,163
----------------------------------------------------------------------------
Liabilities:
Common Share dividend payable                                         85,987
Payable to John Hancock Advisers, Inc. and affiliates -
Note B                                                               132,295
Accounts payable and accrued expenses                                 67,301
                                                                ------------
Total Liabilities                                                    285,583
----------------------------------------------------------------------------
Net Assets:
Dutch Auction Rate Transferable Securities Preferred
Shares (DARTS) - Without par value, unlimited
number of shares of beneficial interest authorized,
600 shares issued, liquidation preference
of $100,000 per share - Note A                                    60,000,000
                                                                ------------
Common Shares - Without par value, unlimited
number of shares of beneficial interest authorized,
8,344,700 shares issued and outstanding                          114,080,324
Accumulated net realized loss on investments                   (   3,809,593)
Net unrealized appreciation of investments                         5,222,238
Undistributed net investment income                                1,447,611
                                                                ------------
Net Assets Applicable to
Common Shares ($14.01 per
share based on 8,344,700
shares outstanding)                                              116,940,580
                                                                ------------
Net Assets                                                      $176,940,580
============================================================================

See notes to financial statements.

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The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended January 31, 1997 (Unaudited)
-----------------------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding taxes
of $58,585)                                                       $ 6,957,672
Interest                                                               65,964
                                                                  -----------
                                                                    7,023,636
                                                                  -----------
Expenses:
Investment management fee - Note B                                    703,141
Administration fee - Note B                                           131,839
DARTS and auction fees                                                 93,345
Auditing fee                                                           25,446
Custodian fee                                                          24,982
Printing                                                               22,814
Organization expense - Note A                                          20,128
Transfer agent fee                                                     11,997
Miscellaneous                                                           9,120
Trustees' fee                                                           8,057
Registration and filing fees                                            7,478
Legal fees                                                              3,561
                                                                  -----------
Total Expenses                                                      1,061,908
-----------------------------------------------------------------------------
Net Investment Income                                               5,961,728
-----------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold                                 646,683
Change in net unrealized appreciation/depreciation
of investments                                                      5,327,186
                                                                  -----------
Net Realized and Unrealized Gain
on Investments                                                      5,973,869
-----------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                         $11,935,597
-----------------------------------------------------------------------------
Distributions to DARTS                                           (  1,264,834)
-----------------------------------------------------------------------------
Net Increase in Net Assets
Applicable to Common
Shareholders Resulting from
Operations Less DARTS
Distributions                                                     $10,670,763
=============================================================================

See notes to financial statements.



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

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               SIX MONTHS ENDED
                                                                                                  YEAR ENDED   JANUARY 31, 1997
                                                                                                JULY 31, 1996      (UNAUDITED)
                                                                                                -------------  ----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                                           $ 11,950,555      $  5,961,728
Net realized gain on investments sold                                                              1,611,254           646,683
Change in net unrealized appreciation/depreciation of investments                              (     392,815)        5,327,186
                                                                                                ------------      ------------
Net Increase in Net Assets Resulting from Operations                                              13,168,994        11,935,597
                                                                                                ------------      ------------
Distributions to Shareholders:
DARTS ($4,301 and $2,108 per share, respectively ) - Note A                                    (   2,580,803)    (   1,264,834)
Common Shares - Note A
Dividends from accumulated net investment income ($1.0500
and $0.5250 per share, respectively)                                                           (   8,761,507)    (   4,380,751)
                                                                                                ------------      ------------
Total Distributions to Shareholders                                                            (  11,342,310)    (   5,645,585)
                                                                                                ------------      ------------
Net Assets:
Beginning of period                                                                              168,823,884       170,650,568
                                                                                                ------------      ------------
End of period (including undistributed net investment income
of $1,131,468 and $1,447,611, respectively)                                                     $170,650,568      $176,940,580
                                                                                                ============      ============

Analysis of Common Shareholder Transactions:

                                                                                                       SIX MONTHS ENDED
                                                                        YEAR ENDED                     JANUARY 31, 1997
                                                                      JULY 31, 1996                       (UNAUDITED)
                                                               ----------------------------        ---------------------------
                                                                 SHARES           AMOUNT            SHARES           AMOUNT
                                                               ---------       ------------        ---------      ------------
Beginning of period                                            8,344,700       $114,172,797        8,344,700      $114,080,324
Reclassification of capital accounts                                  --      (      92,473)              --                --
                                                               ---------       ------------        ---------      ------------
Shares outstanding end of period                               8,344,700       $114,080,324        8,344,700      $114,080,324
                                                               =========       ============        =========      ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase due to sale of Common Shares and DARTS. The footnote illustrates any reclassification of share capital amounts, the number of Common Shares and DARTS sold and outstanding at the end of the last two periods, along with the corresponding dollar value.

See notes to financial statements.


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

Financial Highlights
Selected data for a Common Share outstanding throughout the period indicated, investment returns, key ratios, and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED JULY 31,                    SIX MONTHS ENDED
                                                 ---------------------------------------------------      JANUARY 31, 1997
                                                   1993*          1994           1995         1996           (UNAUDITED)
                                                 --------       --------       --------     --------      ----------------
Common Shares
Per Share Operating Performance
Net Asset Value, Beginning of Period             $  13.95(a)    $  15.42       $  12.31     $  13.04          $  13.26
                                                 --------       --------       --------     --------          --------
Net Investment Income                                1.21           1.35           1.55         1.43              0.71
Net Realized and Unrealized Gain
(Loss) on Investments                                1.73      (    2.52)          0.67         0.15              0.72
                                                 --------       --------       --------     --------          --------
Total from Investment Operations                     2.94      (    1.17)          2.22         1.58              1.43
                                                 --------       --------       --------     --------          --------
Less Distributions:
Dividends to DARTS Shareholders                 (    0.17)     (    0.25)     (    0.33)   (    0.31)        (    0.15)
Dividends from Accumulated
Net Investment Income to
Common Shareholders                             (    1.03)     (    1.11)     (    1.16)   (    1.05)        (    0.53)
Distributions to Common Shareholders
from Net Realized Short-Term Gain
on Investments                                         --      (    0.54)            --           --                --
Distributions in Excess of Accumulated
Net Investment Income                                  --      (    0.04)            --           --                --
                                                 --------       --------       --------     --------          --------
Total Distributions                             (    1.20)     (    1.94)     (    1.49)   (    1.36)        (    0.68)
                                                 --------       --------       --------     --------          --------
DARTS and Common Shares Offering Costs          (    0.14)            --             --           --                --
                                                 --------       --------       --------     --------          --------
DARTS Underwriting Discounts                    (    0.13)            --             --           --                --
                                                 --------       --------       --------     --------          --------
Net Asset Value, End of Period                   $  15.42       $  12.31       $  13.04     $  13.26          $  14.01
                                                 ========       ========       ========     ========          ========
Per Share Market Value, End of Period            $ 15.000       $ 12.000       $ 12.250     $ 12.375          $  12.25
Total Investment Return at Market Value              7.26%      (  10.06%)        13.12%        9.65%             3.17%
Ratios and Supplemental Data
Net Assets Applicable to Common Shares,
End of Period (000's omitted)                    $128,673       $102,690       $108,824     $110,651          $116,941
Ratio of Expenses to Average Net Assets**            1.22%          1.27%          1.26%        1.27%             1.21%(d)
Ratio of Net Investment Income
to Average Net Assets**                              6.06%          6.42%         8.01%         6.91%             6.78%(d)
Portfolio Turnover Rate                                98%            39%           96%           38%               16%
Average Brokerage Commission Rate (e)                 N/A            N/A           N/A           N/A          $ 0.0692
Senior Securities
Total DARTS Outstanding (000's omitted)          $ 60,000       $ 60,000      $ 60,000      $ 60,000          $ 60,000
Asset Coverage per Unit (b)                      $311,065       $267,019      $278,812      $283,164          $292,110
Involuntary Liquidation
Preference per Unit (c)                          $100,000       $100,000      $100,000      $100,000          $100,000
Approximate Market Value per Unit (c)            $100,000       $100,000      $100,000      $100,000          $100,000

  * For the period August 1, 1992 (commencement of operations) to July 31, 1993.
 ** Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets for both common and preferred shares.
(a) Initial price to commence operations.
(b) Calculated by subtracting the Fund's total liabilities (not including the DARTS) from the Fund's total assets and dividing such amount by the number of  DARTS outstanding, as of the applicable 1940 Act Evaluation Date.
(c) Plus accumulated and unpaid dividends.
(d) Annualized.
(e) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

The Financial Highlights summarizes the impact of the following factors on a single Common Share for the period indicated: net investment income, gains (losses) and distributions of the Fund. It shows how the Fund's net asset value for a Common Share has changed during the periods. It also shows the total investment return for each period based on the market value of the Fund shares. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form, as well as information about the DARTS.

See notes to financial statements.

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Schedule of Investments
January 31, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Patriot Global Dividend
Fund on January 31, 1997. It's divided into three main categories: preferred stocks, common stocks and short-term investments. The stocks are further broken down by industry groups. Under each industry group is a list of the stocks owned by the Fund. Short-term investments, which represent the Fund's
"cash" position, are listed last.

                                                                      MARKET
ISSUER, DESCRIPTION                      NUMBER OF SHARES              VALUE
----------------------------------------------------------------------------

PREFERRED STOCK
Auto/Truck (5.58%)
Ford Motor Co., 8.25%,
Depositary Shares, Ser B                           180,000        $4,927,500
General Motors Corp., 9.125%,
Depositary Shares, Ser B                           184,500         4,935,375
                                                                ------------
                                                                   9,862,875
                                                                ------------
Banks - Foreign (5.69%)
Australia and New Zealand Banking
Group Ltd., 9.125% (Australia)                      40,000         1,095,000
Banco Bilbao Vizcaya International
(Gibraltar) Ltd., 9.75%, Gtd Ser A,
American Depository Receipt ("ADR")
(Spain)                                             91,200         2,576,400
Indosuez Holdings S.C.A., 10.375%,
Gtd Ser A, ADR (Luxembourg), (R)                   157,100         4,241,700
National Westminster Bank PLC, 10.64%,
Ser A (United Kingdom)                              40,000         1,075,000
Santander Overseas Bank, Inc.,
8.70%, Gtd Ser B                                    41,600         1,076,400
                                                                ------------
                                                                  10,064,500
                                                                ------------
Banks - U.S. (11.92%)
Bank of Boston Corp., 8.60%,
Depositary Shares, Ser E                           152,300         3,940,763
Chase Manhattan Corp., 10.84%,
Ser C                                              141,600         4,318,800
Citicorp, 7.75%, Depositary Shares,
Ser 22                                              60,300         1,590,413
Fleet Financial Group, Inc., 6.75%,
Ser VI                                              40,000         2,040,000
Fleet Financial Group, Inc., 9.35%,
Depositary Shares                                  185,000         5,203,125
J.P. Morgan & Company, Inc., 6.625%,
Depositary Shares, Ser H                            60,000         3,007,500
LaSalle National Corp., 8.75%,
Ser K, (R)                                          19,000           997,500
                                                                ------------
                                                                  21,098,101
                                                                ------------
Conglomerates (0.80%)
Grand Metropolitan Delaware Co.,
9.42%, Gtd Ser A                                    51,000         1,415,250
                                                                ------------
Equipment Leasing (1.38%)
AMERCO, 8.50%, Ser A                                70,000         1,785,000
Comdisco, Inc., 8.75%, Ser A                        25,800           661,125
                                                                ------------
                                                                   2,446,125
                                                                ------------
Financial Services (14.97%)
Merrill Lynch & Co., Inc., 9.00%,
Depositary Shares, Ser A                           200,000         5,875,000
Morgan Stanley Group Inc., 7.75%,
Depositary Shares                                  100,000         5,287,500
Salomon Inc., 8.08%, Depositary
Shares, Ser D                                       51,068         1,302,234
Salomon Inc., 8.40%, Depositary
Shares, Ser E                                      191,000         4,966,000
MBNA Corp., 7.50%, Series A                         80,000         2,090,000
Source One Mortgage Services Corp.,
8.42%, Ser A                                        60,700         1,585,788
SunAmerica, Inc., 9.25%, Ser B                     207,000         5,382,000
                                                                ------------
                                                                  26,488,522
                                                                ------------
Insurance (6.02%)
American Life Holding Co., $2.16                   102,765         2,684,736
Aon Corp., 8.00%                                    80,000         2,040,000
Provident Companies, Inc., 8.10%,
Depositary Shares                                   60,000         1,530,000
Travelers Group, Inc., 9.25%,
Depositary Shares, Ser D                           170,460         4,389,345
                                                                ------------
                                                                  10,644,081
                                                                ------------
Oil & Gas (13.03%)
Coastal Corp., $2.125, Ser H                       175,100         4,530,713
El Paso Tennessee Pipeline Co.,
8.25%, Ser A                                       119,000         6,188,000
Elf Overseas Ltd., 8.50%, Gtd Ser A
(Cayman Islands)                                   113,000         3,022,750
Enterprise Oil PLC, 10.50%, Ser A, ADR
(United Kingdom)                                    92,498         2,451,197
Lasmo PLC, 10.00%, Ser A, ADR
(United Kingdom)                                    77,000         1,973,125
Phillips Gas Co., 9.32%, Ser A                     190,000         4,892,500
                                                                ------------
                                                                  23,058,285
                                                                ------------
Paper Products & Containers (5.67%)
Boise Cascade Corp., 9.40%,
Depositary Shares, Ser F                           163,000         4,238,000
Bowater Inc., 8.40%, Depositary
Shares, Ser C                                      225,000         5,793,750
                                                                ------------
                                                                  10,031,750
                                                                ------------
Utilities (16.94%)
Baltimore Gas & Electric Co., 6.99%,
Ser 1995                                            10,000         1,043,750
Capita Preferred Trust, 9.06%                       40,000         1,015,000
Central Maine Power Co., 7.999%,
Ser A                                               10,000           965,000
Central Maine Power Co., 8.875%, (R)                 9,600           939,600
Commonwealth Edison Co., $8.40,
Ser A                                               46,775         4,700,888
Commonwealth Edison Co., $8.40,
Ser B                                               13,381         1,364,862
Duke Power Co., 7.00% Ser W                          9,700         1,025,775
Duke Power Co., 7.85%, Ser S                        27,410         2,980,838
Entergy Gulf States Inc., $9.96                      7,500           770,625
Houston Lighting & Power Co., $8.12                 13,006         1,333,115
Indianapolis Power & Light Co., 8.20%               10,350         1,051,819
Jersey Central Power & Light Co.,
7.52%, Ser K                                        28,000         2,877,000
Narragansett Electric Co., 6.95%                    32,000         1,656,000
Pacificorp, $1.98, Ser 1992                         30,500           766,313
PSI Energy, Inc., 6.875%                            42,500         4,377,500
Public Service Electric & Gas Co., 6.92%             7,000           708,750
Southern California Gas Co., 7.75%                  94,075         2,398,913
                                                                ------------
                                                                  29,975,748
                                                                ------------
TOTAL PREFERRED STOCKS
(Cost $140,932,620)                               (  82.00%)     145,085,237
                                                   -------      ------------
COMMON STOCKS
Utilities (16.42%)
Allegheny Power System, Inc.                       115,000         3,521,875
Boston Edison Co.                                   40,000         1,085,000
Consolidated Edison Co. of NY, Inc.                 51,000         1,581,000
Delmarva Power & Light Co.                          50,000           975,000
Houston Industries, Inc.                            69,600         1,574,700
IES Industries, Inc.                                73,000         2,235,625
MidAmerican Energy Holdings Co.                    255,000         4,143,750
OGE Energy Corp.                                    35,000         1,491,875
PECO Energy Co.                                     40,000           920,000
Potomac Electric Power Co.                          70,000         1,732,500
Public Service Enterprise Group, Inc.              129,000         3,531,375
Puget Sound Power & Light Co.                      187,800         4,765,420
Washington Water Power Co.                          80,000         1,490,000
                                                                ------------
TOTAL COMMON STOCKS
(Cost $27,979,418)                                (  16.42%)      29,048,120
                                                   -------      ------------

                                  INTEREST        PAR VALUE
                                    RATE       (000'S OMITTED)
                                 ----------     -------------
SHORT-TERM INVESTMENTS (1.26%)
Commercial Paper
Prudential Funding Corp.,
02-03-97                           5.41%             2,237         2,236,033
                                                                ------------
TOTAL SHORT-TERM INVESTMENTS                      (   1.26%)       2,236,033
                                                   -------      ------------
TOTAL INVESTMENTS                                 (  99.68%)    $176,369,390
                                                   =======      ============

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
    Rule 144A securities amounted to $6,178,800 as of January 31, 1997.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer, however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Patriot Global Dividend Fund (the "Fund") is a closed-end, diversified management investment company, registered under the Investment Company Act of 1940. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $3,221,160 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gains distributions will be made. The carryforward expires July 31, 2002.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through July 31, 1996, which has no effect on the Fund's net assets, net investment income or net realized gains.

DEFERRED ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged ratably to the Fund's operations over a five-year period that began with the commencement of the investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results may differ from these estimates.

DUTCH AUCTION RATE TRANSFERABLE SECURITIES PREFERRED SHARES (DARTS) The Fund issued 600 shares of DARTS on October 16, 1992 in a public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and have been reset every 49 days thereafter by an auction. Dividend rates ranged from 3.87% to 4.12% during the period ended January 31, 1997.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividends on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the Common Shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and Common Shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the DARTS, as defined in the Fund's By-Laws.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, for a continuous investment program equivalent, on an annual basis, to the sum of .80 of 1% of the Fund's average weekly net assets.

In addition, the Adviser has a sub-investment management contract with John Hancock Advisers International Limited (the "Subadviser"), a wholly-owned subsidiary of the Adviser. Under the Subadvisory Agreement between the Adviser and the Subadviser, the Subadviser will furnish the Adviser with international portfolio management assistance. The Adviser pays the Subadviser a monthly management fee equivalent, on an annual basis, to .05 of 1% of the Fund's average weekly net assets.

The Fund has entered into an administrative agreement with Mitchell Hutchins Asset Management Inc. (the "Administrator"), under which the Administrator, if requested by the Adviser, assists in preparing financial information and reports, providing information for tax reporting purposes, compliance, calculation of net asset values, etc. The Fund pays the Administrator a monthly fee equivalent, on an annual basis, to the sum of .15 of 1% of the Fund's average weekly net assets, with a minimum annual fee of $125,000. The Administrator is an affiliate of Paine-Webber Incorporated, which acted as an underwriter of the Fund's Common Shares.

Each unaffiliated Trustee is entitled as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

Edward J. Boudreau, Jr., Anne C. Hodsdon, Thomas W.L. Cameron and Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock Funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At January 31, 1997, the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $919.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. Government and its agencies and short-term securities, during the period ended January 31, 1997, aggregated $26,686,530 and $27,632,412, respectively. There were no purchases or sales of obligations of the U.S. Government and its agencies during the period ended January 31, 1997.

The cost of investments owned at January 31, 1997 (including short-term investments) for Federal income tax purposes was $171,148,071. Gross unrealized appreciation and depreciation of investments aggregated $6,747,854 and $1,526,535, respectively, resulting in net unrealized depreciation of $5,221,319.

INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide a high level of current income, consistent with modest growth of capital, for holders of its Common Shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend paying preferred and common stocks of domestic and foreign issuers, as well as debt obligations, with the Fund investing only in U.S. dollar denominated securities.

The Fund's non-fundamental investment policy with respect to the quality of ratings of its portfolio investments was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality. The new policy supersedes the requirement that at least 80% of the Fund's total assets consist of preferred stocks and debt obligations rated "A" or higher and dividend paying common stocks whose issuers have senior debt rated "A" or higher.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan (the "Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as agent for the common shareholders, unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of Common Shares in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).


John Hancock Funds - Patriot Global Dividend Fund

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